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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-30663 of Data Processing Resources Corporation on Form S-8 of our report dated September 19, 1997 (September 25, 1997 as to Note 5), appearing in this Annual Report on Form 10-K of Data Processing Resources Corporation for the year ended July 31, 1997.


DELOITTE & TOUCHE LLP
Costa Mesa, California
October 28, 1997